                                                                 EXHIBIT (24)(A)
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Board of Directors
BB&T Financial Corporation
     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.
                                             KPMG PEAT MARWICK
Raleigh, North Carolina
June 17, 1994